Exhibit 99.21

Entity 20

ULI (NORTH & EAST CHINA) COMPANY LIMITED

(Incorporated in Hong Kong with limited liability)

Report and Condensed Financial Statements

For the ten months ended 31 October 2022

ULI (NORTH & EAST CHINA) COMPANY LIMITED

REPORTS AND CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

1

INDEPENDENT REVIEW REPORT

TO THE BOARD OF DIRECTORS OF

ULI (NORTH & EAST CHINA) COMPANY LIMITED

(Incorporated in Hong Kong with limited liability)

Introduction

We have reviewed the interim financial information set out on pages 3 to 12 which comprises the condensed consolidated statement of financial position of the Company and its subsidiary as at 31 October 2022 and the related condensed consolidated statement of profit or loss and other comprehensive income, condensed consolidated statement of changes in equity and condensed consolidated statement of cash flows for the ten-month period then ended, and a summary of significant accounting policies and other explanatory notes. The preparation of a report on interim financial information to be in compliance with the relevant provisions thereof, International Accounting Standard 34 “Interim Financial Reporting” (“IAS 34”) and Hong Kong Accounting Standard 34 “Interim Financial Reporting” (“HKAS 34”) issued by the International Accounting Standards Board (“IASB”) and Hong Kong Institute of Certified Public Accountants (the “HKICPA”) respectively. The directors are responsible for the preparation and presentation of this interim financial information in accordance with IAS/HKAS 34. Our responsibility is to express a conclusion on this interim financial information based on our review and to report our conclusion solely to you, as a body, in accordance with our agreed terms of engagement, and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report.

Scope of Review

We conducted our review in accordance with Hong Kong Standard on Review Engagements 2410 “Review of Interim Financial Information Performed by the Independent Auditor of the Entity” issued by the HKICPA. A review of interim financial information consists of making inquires, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Hong Kong Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

2

INDEPENDENT REVIEW REPORT

TO THE BOARD OF DIRECTORS OF

ULI (NORTH & EAST CHINA) COMPANY LIMITED

(Incorporated in Hong Kong with limited liability)

Conclusion

Based on our review, nothing has come to our attention that causes us to believe that the interim financial information is not prepared, in all material respects, in accordance with IAS/HKAS 34.

/s/ RSM Hong Kong
Certified Public Accountants
29th Floor, Lee Garden Two
28 Yun Ping Road, Causeway Bay
Hong Kong

10 February 2023

3

ULI (NORTH & EAST CHINA) COMPANY LIMITED

CONDENSED CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND

OTHER COMPREHENSIVE INCOME

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited
		Ten months ended 31 October
	Note	2022	2021
		USD	USD
Revenue	3	75,703,460	108,175,691
Freight costs		(61,094,512)	(85,155,600)
Gross profit		14,608,948	23,020,091
Other income	4	91,191	58,563
Other gains and losses	5	340,850	95,093
Administrative expenses		(4,386,135)	(5,744,951)
Other operating expenses		(673,433)	(952,708)
Profit from operations		9,981,421	16,476,088
Finance costs - interest expenses on lease liabilities		(2,360)	(4,003)
Profit before taxation	6	9,979,061	16,472,085
Income tax expense	7	(1,316)	-
Profit for the period		9,977,745	16,472,085
Other comprehensive income for the period, net of tax
Exchange differences on translating foreign operation		(173,337)	18,940
Total comprehensive income for the period		9,804,408	16,491,025

4

ULI (NORTH & EAST CHINA) COMPANY LIMITED

CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

AT 31 OCTOBER 2022

(Expressed in United States dollars)

	Note	Unaudited 31 October 2022 USD	Audited 31 December 2021 USD
Non-current assets
Property and equipment	8	83,464	56,380
Right-of-use assets	9	41,097	34,652
		124,561	91,032
Current assets
Trade receivables	10	2,758,239	17,815,219
Prepayments, deposits and other receivables		217,662	371,346
Amounts due from related parties	11	13,886	7,488
Cash and cash equivalents		6,919,852	6,036,049
		9,909,639	24,230,102
Current liabilities
Trade payables	12	1,585,847	4,727,950
Other payables and accrued expenses		507,178	1,602,836
Amounts due to related parties	11	138,357	3,163,759
Current tax liabilities		11,878	30,369
Lease liabilities		27,098	36,786
		2,270,358	9,561,700
Net current assets		7,639,281	14,668,402
NET ASSETS		7,763,842	14,759,434
Capital and reserves
Share capital	13(a)	150,000	150,000
Reserves		7,613,842	14,609,434
TOTAL EQUITY		7,763,842	14,759,434

Approved by the Board of Directors on 10 February 2023 and are signed on its behalf by:

Lee Chi Tak, Richard	Sun Wen Chi, George

5

ULI (NORTH & EAST CHINA) COMPANY LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Attributable to owners of the Company
	Note	Share capital	Exchange reserves	Retained profits	Proposed dividend	Total
		USD	USD	USD	USD	USD
At 1 January 2021		150,000	(34,824)	2,753,172	-	2,868,348
Total comprehensive income for the period		-	18,940	16,472,085	-	16,491,025
Dividend paid	13(b)	-	-	(1,000,000)	-	(1,000,000)
At 31 October 2021		150,000	(15,884)	18,225,257		18,359,373
At 1 January 2022		150,000	(15,025)	14,624,459	-	14,759,434
Total comprehensive income for the period		-	(173,337)	9,977,745	-	9,804,408
Proposed dividend	13(b)	-	-	(20,800,000)	20,800,000	-
Dividend paid		-	-	-	(16,800,000)	(16,800,000)
At 31 October 2022		150,000	(188,362)	3,802,204	4,000,000	7,763,842

6

ULI (NORTH & EAST CHINA) COMPANY LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited
		Ten months ended 31 October
	Note	2022	2021
		USD	USD
CASH FLOWS FROM OPERATING ACTIVITIES
Profit before taxation		9,979,061	16,472,085
Adjustments for:
- Depreciation of property and equipment	6(b)	25,462	38,295
- Depreciation of right-of-use assets	6(b)	80,833	104,408
- Finance costs		2,360	4,003
- Gain on disposals of property and equipment	5	(23,331)	-
- Interest income	4	(698)	(838)
Operating profit before changes in working capital		10,063,687	16,617,953
Decrease/(increase) in trade receivables		15,056,980	(16,409,133)
Decrease/(increase) in prepayments, deposits and other
receivables		153,684	(88,651)
(Increase)/decrease in amounts due from related parties		(6,398)	25,106
(Decrease)/increase in trade payables		(3,142,103)	3,373,770
(Decrease)/increase in other payables and accrued
expenses		(1,113,015)	2,857,847
(Decrease)/increase in amounts due to related parties		(3,025,402)	86,940
Cash generated from operations		17,987,433	6,463,832
Income tax paid		(2,450)	-
Interest on lease liabilities		(2,360)	(4,003)
Net cash generated from operating activities		17,982,623	6,459,829
CASH FLOWS FROM INVESTING ACTIVITIES
Interest received	4	698	838
Purchase of property and equipment	8	(62,417)	-
Proceeds from disposals of property and equipment		23,331	-
Net cash (used in)/generated from investing activities		(38,388)	838
CASH FLOWS FROM FINANCING ACTIVITIES
Dividend paid		(16,800,000)	(1,000,000)
Principal elements of lease payments		(98,060)	(121,061)
Net cash used in financing activities		(16,898,060)	(1,121,061)
Net increase in cash and cash equivalents		1,046,175	5,339,606
Effect on foreign exchange rate changes		(162,372)	17,411
Cash and cash equivalents at 1 January		6,036,049	1,670,749
Cash and cash equivalents at 31 October		6,919,852	7,027,766

7

ULI (NORTH & EAST CHINA) COMPANY LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

1.	BASIS OF PREPARATION

These condensed consolidated financial statements have been prepared in accordance with International Accounting Standard 34 “Interim Financial Reporting” and Hong Kong Accounting Standard 34 “Interim Financial Reporting” issued by the International Accounting Standards Board (“IASB”) and the Hong Kong Institute of Certified Public Accountants (the “HKICPA”) respectively.

These condensed consolidated financial statements should be read in conjunction with the 2021 annual financial statements. The accounting policies (including the significant judgements made by management in applying the Group’s accounting policies and the key sources of estimation uncertainty) and methods of computation used in the preparation of these condensed consolidated financial statements are consistent with those used in the annual financial statements for the year ended 31 December 2021.

2.	ADOPTION OF NEW AND REVISED INTERNATIONAL / HONG KONG FINANCIAL REPORTING STANDARDS

The accounting policies applied in these consolidated financial statements are the same as those applied in the Group’s consolidated financial statements as at and for the year ended 31 December 2021. In the current period, the Group has adopted all the new and revised International Financial Reporting Standards and Hong Kong Financial Reporting Standards issued by IASB and the HKICPA respectively that are relevant to its operations and effective for its accounting year beginning on 1 January 2022 but they do not have a material effect on the Group’s consolidated financial statements.

A number of new standards and amendments to standards are effective for annual periods beginning after 1 January 2022 and earlier application is permitted. The Group has not early adopted any of the forthcoming new or amended standards in preparing these condensed consolidated interim financial statements.

3.	REVENUE

The principal activities of the Company are investment holding and the provision of air and ocean freight forwarding services in the People’s Republic of China (the “PRC”). The subsidiary is principally engaged in the provision of air and ocean freight forwarding services in the PRC.

Revenue represents gross invoiced freight income and recognised at a point in time for the period.

8

ULI (NORTH & EAST CHINA) COMPANY LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

4.	OTHER INCOME

	Ten months ended 31 October
	2022	2021
	USD	USD
	(unaudited)	(unaudited)
Bank interest income	698	838
Sundry income	90,493	57,725
	91,191	58,563

5.	OTHER GAINS AND LOSSES

	Ten months ended 31 October
	2022	2021
	USD	USD
	(unaudited)	(unaudited)
Net exchange gains	317,519	95,093
Gain on disposals of property and equipment	23,331	-
	340,850	95,093

6.	PROFIT BEFORE TAXATION

Profit before taxation is arrived at after charging:

	Ten months ended 31 October
	2022	2021
	USD	USD
	(unaudited)	(unaudited)
(a) Staff costs (including directors ‘ remuneration)
- Salaries, allowances and other benefits	3,716,512	5,095,512
- Retirement scheme contributions	441,864	427,591
	4,158,376	5,523,103
(b) Other items:
- Depreciation of property and equipment	25,462	38,295
- Depreciation of right-of-use assets	80,833	104,408
- Rental charges under operating leases in respect of land and buildings	211,912	203,840

9

ULI (NORTH & EAST CHINA) COMPANY LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

7.	INCOME TAX EXPENSE

	Ten months ended 31 October
	2022	2021
	USD	USD
	(unaudited)	(unaudited)
Current tax - PRC	1,316	-

No provision for Hong Kong Profits Tax is required since the Company’s income is derived from overseas sources which is not liable to Hong Kong Profit Tax.

Taxation for the PRC subsidiary is charged at the appropriate current rates of taxation ruling in the relevant tax jurisdictions (2021: USDNil).

8.	PROPERTY AND EQUIPMENT

During the ten months ended 31 October 2022, the Group acquired property and equipment of USD62,417 (2021: USD Nil).

9.	RIGHT-OF-USE ASSETS

During the ten months ended 31 October 2022, the Group entered into a new lease agreement for use of properties for one year. On lease commencement, the Group recognised USD92,474 of right-of-use assets and lease liabilities.

10.	TRADE RECEIVABLES

All trade receivables are expected to be recovered within one year.

Trade receivables represented by:

	31 October	31 December
	2022	2021
	USD	USD
	(unaudited)	(audited)
- Third parties	1,041,561	5,633,224
- Related companies	1,716,678	12,181,995
	2,758,239	17,815,219

10

ULI (NORTH & EAST CHINA) COMPANY LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

11.	AMOUNTS DUE FROM/TO RELATED PARTIES

	31 October	31 December
	2022	2021
	USD	USD
	(unaudited)	(audited)
Amount due from related parties
- Related companies	13,886	7,488
Amounts due to related parties
- Director	136,322	3,163,759
- Related company	2,035	-
	138,357	3,163,759

The balances with related parties are in nature of current accounts, unsecured, interest-free and have no fixed terms of repayment.

12.	TRADE PAYABLES

Trade payables are expected to be settled within one year.

Trade payables represented by:

	31 October	31 December
	2022	2021
	USD	USD
	(unaudited)	(audited)
Trade payables
- Third parties	1,575,943	4,727,950
- Related companies	9,904	-
	1,585,847	4,727,950

11

ULI (NORTH & EAST CHINA) COMPANY LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

13.	CAPITAL, RESERVES AND DIVIDENDS

(a) Share capital

	31 October 2022		31 December 2021
	Number of shares	Amount	Number of shares	Amount
		USD (unaudited)		USD (audited)
Ordinary share, issued and fully paid	150,000	150,000	150,000	150,000

(b) Dividends

The directors have declared the following dividends during the period:

	Ten months ended 31 October
	2022	2021
	USD	USD
	(unaudited)	(unaudited)
2021 interim dividend of USD53.33 per ordinary share declared on 12 January 2022	8,000,000
2021 interim dividend of USD26.67 per ordinary share declared on 31 March 2022	4,000,000
2021 interim dividend of USD5.33 per ordinary share declared on 13 May 2022	800,000
2022 interim dividend of USD26.67 per ordinary share declared on 15 August 2022	4,000,000
2022 interim dividend of USD26.67 per ordinary share declared on 31 October 2022	4,000,000
2020 final dividend of USD6.67 per ordinary share declared on 19 February 2021	-	1,000,000
	20,800,000	1,000,000

12

ULI (NORTH & EAST CHINA) COMPANY LIMITED

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

14.	MATERIAL RELATED PARTY TRANSACTIONS

During the period, the Group entered into the following material related party transactions:

	Ten months ended 31 October
	2022	2021
	USD	USD
	(unaudited)	(unaudited)
Related parties
Salaries paid	22,432	23,270
Office rent paid	190,087	197,192
Management fee paid	30,000	30,000

Related companies
Freight income received	20,943,304	26,826,842
Freight charge paid	265,370	329,380
Management fee income received	50,000	50,000
Management fee paid	10,283	10,283

Balances with related parties are disclosed in the condensed consolidated statement of financial position and in notes 10, 11 and 12 to the condensed consolidated financial statements.

Appendix i

ULI (NORTH & EAST CHINA) COMPANY LIMITED

DETAILED INCOME STATEMENT - THE COMPANY

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

(For Management Information Only)

15.	APPROVAL OF FINANCIAL STATEMENTS

The interim consolidated financial statements were approved and authorised for issue by the Board of Directors on 10 February 2023.

	Ten months ended 31 October
	2022	2021
	USD	USD
	(unaudited)	(unaudited)
FREIGHT INCOME	66,861,556	92,413,457
Freight costs	54,543,647	71,736,542
GROSS PROFIT	12,317,909	20,676,915
OTHER INCOME
Bank interest income	137	132
Sundry income	83,334	57,647
	83,471	57,779
OTHER GAINS AND LOSSES - NET EXCHANGE GAINS/(LOSSES)	50,328	(272,612)
EXPENDITURE (APPENDIX ii)	2,100,727	3,552,842
Administrative expenses	446,445	679,683
Other operating expenses	2,547,172	4,232,525
PROFIT BEFORE TAXATION	9,904,536	16,229,557

Appendix ii

ULI (NORTH & EAST CHINA) COMPANY LIMITED

OVERHEAD EXPENSES - THE COMPANY

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

(For Management Information Only)

	Ten months ended 31 October
	2022	2021
	USD	USD
	(unaudited)	(unaudited)
ADMINISTRATIVE EXPENSES
Staff
Directors’ remuneration	1,669,052	2,874,372
Retirement scheme contributions	17,924	20,020
Staff costs	326,620	570,229
	2,013,596	3,464,621
Premises
Rent	87,131	88,221
	2,100,727	3,552,842
OTHER OPERATING EXPENSES
Bad debts	-	171
Bank charges	15,157	12,241
Commission expenses	294,305	510,393
Computer expenses	22,328	25,940
Depreciation of property and equipment	-	50
Entertainment	29,280	39,205
Insurance	5,042	-
Management fee	40,283	40,283
Motor vehicles expenses	16,493	19,065
Office expenses	5,384	3,811
Other expenses	2,603	6,751
Postage and courier	24	303
Telephone	14,953	14,577
Travelling	593	6,893
	446,445	679,683